kitchen
COLLECTION

NACCO Industries, Inc.

NORTH AMERICAN COAL CORPORATION

Hamilton Beach

kitchen COLLECTION

2016 Investor Presentation Exhibit 99

Safe Harbor Statement & Disclosure

This
presentation
includes
forward-looking
comments
subject
to
important
risks
and
uncertainties.
It
may
also
contain
financial
measures
that
are
not
in
conformance
with
accounting
principles
generally
accepted
in
the
United
States
of
America
(GAAP).
Refer
to
NACCO’s
reports
filed
on
Forms
8-K
(current),
10-Q
(quarterly),
and
10-K
(annual)
for
information
on
factors
that
could
cause
actual
results
to
differ
materially
from
information
in
this
presentation
and
for
information
reconciling
financial
measures
to
GAAP.
Past
performance
may
not
be
representative
of
future
results.
Guidance
noted
in
the
following
slides
was
effective
as
of
the
company’s
most
recent
earnings
release
and
conference
call
(March
2,
2017).
Nothing
in
this
presentation
should
be
construed
as
reaffirming
or
disaffirming
such
guidance.
This
presentation
is
not
an
offer
to
sell
or
a
solicitation
of
offers
to
buy
any
of
NACCO’s
securities.

kitchen
COLLECTION

NACCO Industries, Inc.

North American Coal Corporation | Hamilton Beach | Kitchen Collection

3 NACCO Industries Overview

NORTH AMERICAN COAL CORPORATION

Hamilton Beach

kitchen COLLECTION

NACCO Industries at a Glance
NACCO Industries, Inc. (NYSE: NC)
Operating holding company with subsidiaries in the
mining, small appliances and specialty retail
industries
Headquartered in Cleveland, Ohio
Approximately 3,600 employees globally

NACCO’s strategy is to increase shareholder value by implementing strategic initiatives designed to achieve long-term profit growth
_____________________
(1)
Adjusted Income is a measure of income that differs from Net Income measured in accordance with GAAP. Adjusted Income is adjusted to exclude Centennial Natural Resources (“Centennial”) which ceased mining operations in December 2015.  Management believes that Adjusted Income assists the investor in understanding the results of operations of NACCO Industries, Inc. and North American Coal throughout this document and aids in understanding comparability of results. In addition, management evaluates results using this non-
GAAP financial measure.
(2)
Adjusted Income, Adjusted EBITDA and Cash Flow before financing are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. The discussion of non-GAAP items and the related reconciliations to GAAP measures start on page 48.
2016 full year highlights:
Revenue –
$856.4 million
Net income –
$29.6 million
Adjusted Income –
$46.8 million
(1)(2)
Cash flow before financing –
$84.1 million
(2)
Adjusted EBITDA –
$76.7 million
(2)
Net debt –
$54.1 million

NACCO Industries, Inc.

- North American Coal Corporation
- Hamilton Beach
- Kitchen Collection

NACCO Industries Overview

Headquartered in Dallas, Texas
2016 full year highlights:
Revenue
–
$111.1
million
Net
income
–
$8.2
million
Adjusted
Income
–
$25.4
million
(1)
Cash
flow
before
financing
–
$31.0
million
(1)
Adjusted
EBITDA
–
$34.3
million
(1)
Employees
–
2,000
(2)
Headquartered in Richmond, Virginia
2016 full year highlights:
Revenue
–
$605.2
million
Net
income
–
$26.6
million
Cash
flow
before
financing
–
$53.9
million
(1)
EBITDA
–
$46.9
million
(1)
Employees
–
600
Headquartered in Chillicothe, Ohio
2016 full year highlights:
Revenue
–
$144.4
million
Net
loss
–
$0.4
million
Cash
flow
before
financing
–
$2.7
million
(1)
EBITDA
–
$1.9
million
(1)
Employees
–
1,000
_____________________
(1)
Adjusted Income, Adjusted EBITDA and Cash Flow before financing are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. The discussion of non-GAAP items and the related reconciliations to GAAP measures start on page 48.
(2)
Includes employees of the unconsolidated mines

NACCO Industries Overview (continued)

NACCO has significant strengths in its principal businesses:
–
Strong collective earnings and cash flow generation capability
–
Cash flow sustainability and low earnings volatility
–
Significant management expertise in operating each business across a range of economic conditions
–
Substantial overall cash generation to support growth strategies and objectives and cash returns to stockholders

NACCO’s Priorities for Use of Cash
Return Cash to Stockholders
Prudent Investments in Complementary Ventures
Investments in Individual Subsidiary Strategic
Initiatives
Reduction of Debt
Investments in Core Subsidiary Businesses
Support strategic initiatives to accelerate growth or enhance margins
Pursue complementary growth opportunities that play to Company strengths
2014
2015
2016
Annual Dividends
$7.8m
$1.0225/share
$7.3m
$1.045/share
$7.3m
$1.065/share
Stock Repurchase Programs (2011 to 2016)
2011
Program
$35.6 million –
repurchased approximately 624,000 shares of Class
A Common Stock
2013
Program
$60.0 million –
repurchased approximately 1,122,900 shares of
Class A Common Stock
2016 Program
(1)
$6.0 million –
repurchased approximately 109,300 shares of Class A
Common Stock
(1)
The 2016 Stock Repurchase Program provides for the purchase of up to $50 million of the Company’s Class A Common Stock outstanding through December 31, 2017.

Ensure subsidiaries are appropriately leveraged

Experienced Management Team

Alfred M. Rankin Jr.
Chairman, President and
Chief Executive Officer of
NACCO
Chairman, President and CEO of
NACCO Industries since 1994
Former Vice Chairman, Chief
Operating Officer and Director of
Eaton Corporation
President and Chief
Executive Officer –
NACoal
since 2015
Joined NACCO in
1995
J.C. Butler, Jr.
SVP –
Finance,
Treasurer and Chief
Administrative Officer
of NACCO
VP, General Counsel
and Secretary of
NACoal
Joined NACCO in
2009
Former Jones Day
attorney
John Neumann
VP, General
Counsel and
Secretary of
NACCO
Robert O. Strenski
President of Kitchen
Collection
Elizabeth Loveman
VP and Controller
Previously Director of
Financial Reporting
for NACCO
Joined NACCO in
2012
Gregory Trepp
President and CEO
of Hamilton Beach
Brands
CEO of Kitchen
Collection
President and CEO of
Hamilton Beach
Brands since 2010
Previously VP of
Global Marketing
Joined Hamilton
Beach Brands in 1996
President of Kitchen
Collection since 2015
Previously General
Merchandising
Manager of Kitchen
Collection since 2013
J.C. Butler, Jr.
President and Chief
Executive Officer-
The North American
Coal Corporation
Previously SVP-
Project Development,
Administration and
Mississippi Operations

NACCO Industries, Inc.
North American Coal
Hamilton Beach
kitchen collection

The History of NACCO Industries, Inc. and Subsidiaries

1913
Cleveland & Western
Coal Company is founded
1925
Name changed to The North American
Coal Corporation (NACoal)
1956
NACoal
stock begins
publicly trading over-the-counter
1961
NACoal
is listed on NYSE
1985
NACoal
buys controlling
interest in Yale Materials Handling from Eaton Corporation
1986
NACCO Industries,
Inc. is formed as a new public holding company
1988
NACCO
purchases Proctor Silex, along with Kitchen Collection chain of company outlet stores
1989
NACCO acquires Hyster
Company and, together with Yale, forms NACCO Materials Handling
Group
1990
NACCO acquires
controlling interest of Hamilton Beach, Inc. and merges with Proctor
Silex
2012
NACCO spins off its materials
handling business as Hyster-Yale Materials
Handling (NYSE:HY)

North American Coal Overview 10

North American Coal (“NACoal”) Overview
Mines coal primarily for use in power generation and provides value-added services for natural resource companies
Mines located in North Dakota, Texas, Mississippi, Louisiana and within the Navajo Nation in New Mexico
One of the largest producers of lignite coal in the U.S. and among the ten largest coal producers in the U.S.
1.9 billion tons of lignite coal reserves with 1.0 billion tons committed to current customers
Provides value-added services:
Maintains and operates draglines for independently owned limerock quarries through its North American Mining division
•
Largest producer of limerock
in Florida
Provides ash-hauling services for power plants and other facilities
Provides coal-handling, processing and drying services
Excellent record of employee safety and environmental responsibility
Unique business model with largely long-term, cost-plus contracts structured to eliminate exposure to market fluctuations of coal prices
Provides steady income and cash flow with minimal capital investment
Power plants served are generally well positioned to compete within current environmental regulations

2016 Total Incident Rate*

2016 Total Incident Rate*
Vistra Energy
Cloud Peak
NACoal
Bowie
Kiewit
Peabody
Western Fuels
Arch
Westmoreland
Consol
Coronado Coal
Coalfield Transport
Alliance
Brent K
Contura Energy
Alpha
Foresight Energy
Prairie State
Murray
JMP

NACoal’s
Excellent Safety Record

2016 NMA Top 20 Coal Producers Ranked by
Incident Rate
*OSHA Incident Rate = Total number of injuries and illnesses multiplied by 200,000 divided by number of hours worked by all employees. The math described can lead to incident rates below one
2016 National Mining Association (“NMA”)
Top 7 Coal Producers Ranked by Incident
Rate
0.25
0.62
1.18
1.46
2.17
4.31
5.87
Cloud Peak
NACoal
Peabody
Arch
Westmoreland
Alliance
Murray
0.05
0.25
0.62
0.72
0.87
1.18
1.29
2.17
3.64
3.8
4.3
4.31
4.42
4.42
4.64
5.18
5.47
5.87
7.15
1.46

Environmental Responsibility 13 North American Coal has received 80 federal and state awards for successful and innovative reclamation projects over the last 30 years

Locations of Operations

The Falkirk Mining Company
Coyote Creek Mining Company
NoDak Energy Services, L.L.C.
The Coteau Properties Company
The Sabine Mining Company
Caddo Creek Resource Company
Bisti Fuels Company
Mississippi Lignite Mining Company
Centennial Natural Resources
Liberty Fuels Company
Corporate Office
North American Mining
Camino Real Fuels
Demery Resources Company

NACoal Operations 14

Unconsolidated Mines

NACoal’s
unconsolidated mines operate under long-term cost-plus contracts with their customers
•
Customer pays 100% of cost of operating the mine
•
Customer
provides,
or
provides
support
for,
all
of
the
capital
required
–
minimal
or
no
NACoal
investment
•
NACoal
is paid a modest agreed profit per ton of coal or heating unit (btu) delivered
Each cost-plus contract specifies the indices and mechanics by which agreed profits change over time, generally in line with broad measures of U.S. inflation
•
Contracts eliminate exposure to spot coal market price fluctuations
These mines produce strong cash flow with minimal capital requirements

Unconsolidated Mines (continued)
•
Long-term
contracts
expiring
2018
–
2055
•
Pre-tax profits generated from these mines shown separately in the Company’s income statement as “earnings from unconsolidated mines”
•
Mine-Mouth
operations
–
All
of
the
mines’
production
goes
to
customer
power
plants
or
coal
processing facilities
•
29.5 million tons sold in 2016; up 9.3% from 2015
Full year of deliveries at Camino Real and commencement of production at Coyote Creek in May 2016

Consolidated Mine –
Mississippi Lignite Mining Company
Mississippi Lignite Mining Company’s Red Hills Mine supplies coal under a long-term contract that extends through 2032
o
Delivered 3.0 million tons in 2016
o
Coal produced is sold for use in its customer’s power plant, adjacent to mine
o
Contractually agreed-upon price adjusts monthly primarily based on changes in the level of established indices, which reflect general U.S. inflation rates, including cost components such as labor and diesel fuel
Coal sales price is not subject to spot coal market fluctuations
o
NACoal
pays all operating costs and provides the capital for this mine
o
Periodic capital spending required to replace equipment & secure land for future mining

Value-Added Mining Services and Other Income Sources
Maintains and operates draglines for extraction of limerock
at independently owned
limerock
quarries
–
Customers pay all operating costs plus an agreed profit per cubic yard excavated or limerock delivered
–
NACoal
employees operate equipment owned by the customers
–
26.1 million cubic yards delivered in 2016
Fee-based arrangement to operate a coal drying facility within a power plant operated by a major coal customer
Ongoing royalty income from rights to coal, oil and gas reserves
–
Ohio, Pennsylvania, North Dakota, Texas, Alabama, Mississippi and Louisiana

NACoal
provides value-added mining services for natural resource companies

NACoal
Outlook
Unconsolidated Operations
•
January 1, 2017 -
Bisti
became the contract miner at the Navajo Mine within the Navajo Nation in New Mexico
Target production of ~5-6 million tons annually
•
Tons delivered and income before tax expected to increase at unconsolidated operations as newer mines increase production and Bisti
commences production
•
Goal of pretax earnings growth at unconsolidated operations of approximately 50% from 2012 level of $45.2 million by 2020-2021, but timing will depend on future inflation rates and customer demand
•
Stable cash flows from long-term contracts
•
Minimal capital investments required
•
Modest contribution from unconsolidated portion of North American Mining
Consolidated Operations
•
Lower, more moderate loss at Centennial
•
Substantial decrease in Royalty & Other Income
•
Anticipated modest decline in customer requirements at consolidated portion of North American Mining
•
Comparable results at MLMC in 2017
•
Strong cash flows and modest capital investments

NACoal
Key Strategy Overview
Using a disciplined approach, and using NACoal’s
core cost-plus business
model, pursue:
Additional opportunities to serve as a contract miner in new or existing coal mining operations
Opportunities in non-coal mining operations, such as aggregates or other minerals
Opportunities to expand value-added services

Strategic initiatives for growth
Seek a minimum return on capital employed of 13%, increase the profitability of all existing mining operations & achieve income growth from development of new mining and services ventures

NACoal
Operational Highlights

(millions of tons)
28.4
29.9
30.2
30.6
32.5
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
2012
2013
2014
2015
2016
Tons of Coal Sold
Cubic
Yards
of
Limerock
Delivered
18.8
22.1
21.0
20.9
26.1
0.0
5.0
10.0
15.0
20.0
25.0
30.0
2012
2013
2014
2015
2016
(millions of cubic yards)

Annual Coal Production from Current Operations 1994 -
2016

0
5
10
15
20
25
30
35
1994
1995
1996
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Other
Coyote Creek
Camino
Red Hills
Sabine
Falkirk
Coteau
Note: the annual coal production of legacy operations (Centennial, San Miguel and Red River) are not included in the chart of annual coal production from current operations above.

NACoal
Financial Highlights

Return
on
Capital
Employed
(3)
17.3%
13.0%
-14.9%
3.6%
5.2%
-25%
-15%
-5%
5%
15%
25%
2012
2013
2014
2015
2016
Adjusted Income
(2)
$32.8
$42.2
$28.0
$27.3
$25.4
$0
$20
$40
$60
2012
2013
2014
2015
2016
Cash
Flow
Before
Financing
(3)
($6.1)
($26.7)
($50.2)
$94.4
$31.0
-$75
-$35
$5
$45
$85
2012
2013
2014
2015
2016
($ in millions)
_____________________
(1)
Net
Income
(Loss),
Cash
Flow
Before
Financing
and
Return
on
Capital
Employed
include
non-cash
impairment
charges
of
$4.0
million,
$105.1
million
and
$17.4
million
in
2013,
2014
and
2016,
respectively,
related
to
NACoal’s
Centennial
mining
operations
which
ceased
active mining operations at the end of 2015.
(2)
Adjusted Income is a measure of income that differs from Net Income (Loss) measured in accordance with GAAP. Adjusted Income is adjusted to exclude the results of Centennial.  Management believes that Adjusted Income assists the investor in understanding the results of operations of North American Coal and aid in understanding comparability of results.
(3)
Cash flow before financing activities and return on capital employed are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures.
Note:  Management evaluates results using these non-GAAP financial measures.  The discussion of non-GAAP items and the related reconciliations to GAAP measures start on page 48.
($ in millions)
Net Income (Loss)
$32.8
$31.9
$(51.0)
$5.6
$8.2
($60)
($40)
($20)
$0
$20
$40
2012
2013
2014
2015
2016
($ in millions)
(1)
(1)
(1)
(1)
(1)
(1)
(1)
(1)
(1)

Hamilton Beach

Hamilton Beach PROFESSIONAL

Hamilton Beach COMMERCIAL

Proctor Silex

Proctor Silex COMMERCIAL

WESTON RECONNECT WITH REAL FOOD

WOLF GOURMET

CHI

Hamilton Beach

Hamilton Beach Brands Overview 24 * Wolf Gourmet ® is a registered trademark of the Sub-Zero Group, Inc. ** CHI ® is a registered trademark of Farouk Systems, Inc. * **

Good Thinking®
Easy to do business with
Trusted category expertise
Strong global operations
Meaningful innovation
Unsurpassed reliability
Continuous improvement culture

Strong heritage brands with leading market shares
Strong relationships with leading retailers and customers
across diverse channels
Focused emphasis on the quality of products
Successful track record of product line expansion and
new product innovation…we call that Good Thinking
®
Broad consumer price point segmentation coverage
from Good to Better to Best, with increased focus on
Only-the-Best,
including
Wolf
Gourmet
®
,
Weston
®
,
CHI
®
and Hamilton Beach
®
Professional
Highly professional and experienced management team
Industry-leading working capital management and
strong returns on invested capital
Hamilton Beach Brands (“HBB”) Overview

Note -
All product names, logos, and brands are property of their respective owners. Any third party company, product and service names used in this presentation are for identification purposes only. Use of these names, logos, and brands does not imply endorsement.

Well-recognized Brands

Hamilton Beach

Hamilton Beach

Hamilton Beach Commercial

Proctor Silex

Proctor Silex Commercial

Weston — Reconnect with Real Food

Wolf Gourmet

CHI

HBB Business Highlights
Leading designer, marketer and distributor of:
–
Small electric household and specialty housewares appliances
–
Commercial products for restaurants, bars and hotels
HBB has a leading retail market share position in North America
–
Hamilton Beach
®
brand ranked #1 small kitchen appliance brand in the U.S. (units sold)
–
Strong share in Canada, Mexico & Central America
Powerful heritage brands including Hamilton Beach and Proctor Silex
HBB has been a critical part of life in America for over 100 years
Newer brands, including Weston
®
and Hamilton
Beach
®
Professional,
focused on fast-growing
food trends
Hamilton Beach Commercial and Proctor Silex
Commercial have a reputation for durable, quality
performance in the demanding commercial products industry and are expanding globally
Wolf Gourmet
®
(licensed), a premier brand in large appliances, is available in small appliances, cookware and cutlery
CHI
®
(licensed),
a
proven
global
leader
in
the
fashion
industry,
is
HBB’s
newest
brand.
A
CHI
®
garment care line will now be available through HBB’s brand portfolio

HBB Business Highlights (continued)
Broad product assortment distributed through mass merchants, national department stores, ecommerce, wholesale distributors and other retail outlets
HBB
is
investing
shareholder
resources
that
will
generate
a
strong return for years to come
•
Focused on the long term…think and act strategically…
•
Stockholder focused
•
Invest to ensure we have a meaningful “reason for being”
•
Deliver consistent profits and strong return on capital
invested

Broad Product Offering

Coffeemakers
Slow
Cookers
Irons
Hand Mixers
Blenders
Toaster Ovens
Can Openers
Comprehensive offering of high-quality consumer housewares
Toasters
Kettles
Meat Grinders
Bag Sealers

Sao Paulo, Brazil
Sales & Marketin
g
Picton, Ontario, Canada
Distribution Center
Richmond, VA
Headquarters
Sales & Marketing
Engineering
Southern Pines, NC
Customer Call Center and
Refurbishment Center
Olive Branch, MS
Distribution Center
Bentonville, AR
Sales
Tultitlan, Mexico
Distribution Center
Minneapolis, MN
Sales
Miami, Florida
Sales
Jundiai, Brazil
Distribution Center
Markham, Ontario, Canada
Sales & Marketin
g
HBB Global Footprint
Geel, Belgium
Distribution Center
Shenzhen, China
Administration,
Engineering &
Distribution Center
Shanghai, China
Sales , Engineering,
Distribution Center
Mexico City, Mexico
Sales & Marketin
g

Core Business Deliverables
Achieve organizational excellence
–
Attract
and
retain
passionate
talent
to
deliver
Good
Thinking
®
core competency
Pursue market and product development excellence
–
Lead
with
product
innovation
focused
on
Good
Thinking
®
–
Invest in deep understanding of consumer and customer needs
–
Leverage marketing and engineering sales expertise worldwide to develop innovative solutions
Achieve the highest quality and performance
standards
–
Ensure operational excellence while delivering high-quality
products
–
Maintain a strong, professional engineering and quality-control staff

Ensure best-in-class sourcing and logistics
–
Continually reduce supply chain costs and optimize supply
chain to ensure a sustainable competitive advantage
Enhance long-term partnerships with customers
and suppliers
–
Deliver best-in-class products, brands and support systems
to increase customer presence
–
Maintain industry-leading, professional sales and business
development capabilities
Build brand equity of current brands and
selectively add new brands
–
Strengthen brands through advertising, marketing, and
public relations

HBB Strategic Initiatives
Enhance placements in the North American
consumer business
–
Provide consumer-driven innovative products and strong sales and marketing support
–
Incremental placements in core business drives scale and drives incremental profits
Achieve a leadership position in ecommerce
–
Provide best-in-class retailer support and increased consumer content and engagement
Expand placements in the “only-the-best”, high-end
market with strong brands and broad product lines
–
Robust roadmap of additional product introductions from Wolf
Gourmet
®
scheduled over coming years, through multi-year
agreement with Sub-Zero Group, Inc.
–
Expansion
of
Hamilton
Beach
®
Professional
and
Weston
®
brand
product lines
–
Introduction
of
CHI
®
-branded
garment
care
line,
through
multi-year
licensing deal with Farouk Systems, Inc.

Achieve $750 million in sales and a minimum operating profit margin of 10%
The following strategic initiatives have been put in place to achieve HBB’s financial objectives:
Expand internationally in the emerging Asia and
Latin America markets and continue to expand in
Canada and Mexico
–
Understand local consumers’ needs and increase product offerings designed specifically for those needs
–
Increase international sales to 35 to 45 percent of total sales by concentrating
on
key
market
s
Achieve further penetration of the global
commercial market through enhanced global
product lines
–
Strengthen food service and hospitality offerings for further market penetration
–
Build distribution capabilities and resources in the international food service market
Leverage brands, sourcing, distribution and
ecommerce expertise to achieve category and
channel expansion

HBB International Opportunity
Continue to expand established positions in Mexico,
Canada, Central America and South America
Actively target fast growing China, Brazil and other markets
–
Some of the fastest growing small kitchen appliance markets globally
–
Use an appropriate mix of brands, products, features and price points to build business with key retailers and commercial customers
–
Invest in developing solutions tailored to local consumer tastes and needs
–
Increase resources allocated to these markets
–
Work with local partners in certain target countries
Purse other markets by selectively leveraging primarily the
Hamilton Beach
®
and Wolf Gourmet
®
Brands.

Planned Sales Mix Evolution
U.S.
80%
International
20%
U.S.
55%
International
45%
2
0
1
6
G
O
A
L
Goal is to shift international sales mix from approximately 20% to 35%-45%

Recent Product Launches Support Market Share Gains

xxx
Premium garment care products designed and branded to appeal to consumers interested in a contemporary design and brand
Includes
a
full
line
of
irons,
all
with
a
titanium
infused
ceramic
soleplate
and
high
steam rates
Includes the Easy Steam steamer bag that easily removes wrinkles in minutes
Perfect for homes that want to use a toaster oven but want better toasting performance
Saves counter space by combining two appliances into one
Weston
®
products enable consumers to reconnect with real food
The Weston 80 liter and 160 liter dehydrators enable large batches for heavy users of garden and game dehydrating sessions
Hamilton
Beach
®
coffee
maker
with
automatic
grounds
dispensing
Coffee storage keeps up to 12oz. of ground coffee fresh and ready to dispense
Automatically dispenses number of scoops of coffee into brew basket based on desired number of cups
Hamilton Beach
®
Coffee Maker  with
Grounds
Dispenser
Weston
®
Pro
Series Dehydrators
Hamilton Beach
®
2-in-1 Toaster
and Oven
CHI
®
Garment
Care Line

Recent Product Launches Support Market Share Gains (continued)

xxx
Engineered to reduce noise throughout the base and jar
Quiet shield adds additional noise reduction
Great for making smoothies or drinks without the noise levels that traditional blenders create
Lightweight, ergonomic design helps prevent arm and hand fatigue
Includes a DC motor so mixer runs quieter
Provides a slower first setting to prevent splatter and mess
Smart
Chop
TM
attachment
prevents
over-processing
food
Once chopped to the right size, food passes through attachment and drops into the lower bowl where it will not be further processed
Perfect for nuts, garlic, onions, celery and more
Engineered to include brushless DC motor to deliver significantly improved durability and noise reduction
Motor holds higher RPM under load which results in improved blending through thick ingredients and faster blend times
Hamilton Beach
®
Smart Chop
3 cup Chopper
Hamilton Beach
®
Ergonomic Hand
Mixer
Hamilton Beach
®
Quiet Blenders
Hamilton Beach
®
Commercial
Quantum Blender
TM

HBB Financial Highlights

Operating Profit Margin
Revenue
($ in millions)
($ in millions)
Net Income
$21.2
$25.1
$23.1
$19.7
$26.6
$0
$5
$10
$15
$20
$25
$30
2012
2013
2014
2015
2016
($ in millions)
$35.8
$41.0
$35.8
$34.8
$43.0
$0
$40
$80
2012
2013
2014
2015
2016
Operating Profit
6.9%
7.5%
6.4%
5.6%
7.1%
0%
2%
4%
6%
8%
2012
2013
2014
2015
2016
($ in millions)
$521.6
$547.8
$559.7
$621.0
$605.2
$440
$480
$520
$560
$600
$640
2012
2013
2014
2015
2016

HBB Financial Highlights (continued)

Net Working Capital
(1)
Cash Flow Before Financing
(1)
$24.2
$38.5
($10.9)
$9.2
$53.9
-$20
$0
$20
$40
$60
2012
2013
2014
2015
2016
$96.9
$93.5
$110.2
$116.8
$95.1
0%
10%
20%
30%
$0
$50
$100
$150
2012
2013
2014
2015
2016
Net Working Capital
% Revenue
($ in millions)
($ in millions)
Return On Capital Employed
(1)
29.3%
34.9%
28.7%
19.1%
30.5%
0%
10%
20%
30%
40%
2012
2013
2014
2015
2016
($ in millions)
_____________________
(1)
Net working capital, cash flow before financing and return on capital employed are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. For the discussion of non-GAAP items and the related reconciliations to
GAAP measures, see pages starting on 48.

Proctor Silex
All your kitchen needs... for less.

KITCHEN
COLLECTION

kitchen
COLLECTION®

Kitchen Collection Overview 37

Kitchen Collection (“KC”) Overview
A leading specialty retailer of kitchen and related products in outlet malls
throughout the U.S.
Highly analytical merchandising skills and disciplined
operating controls
Strong
core
Kitchen
Collection
®
store
portfolio
in
outlet
malls
223 stores throughout the U.S. at December 31, 2016

NORTH DAKOTA
MONTANA
MINNESOTA
Ottawa
Montreal
SOUTH DAKOTA
Toronto
IDAHO
WYOMING
NEBRASKA
ILLINOIS
NEVADA
United States
UTAH
COLORADO
KANSAS
San Francisco
KENTUCKY
VIRGINIA
Las Vegas
TENNESSEE
NEW MEXICO
MISSISSIPPI
ALABAMA
TEXAS
GEORGIA
Houston
FLORIDA
Gulf of California
Gulf of Mexico

Kitchen Collection Locations 39

Meet the challenge of a difficult environment and evolve aggressively in a constructive manner, focusing on the outlet mall segment
Focus on comparable store sales growth through:
o
Enhancing customers’ store experience through improved customer interactions to generate greater average sale transaction size
o
Working to enhance sales volume and profitability by improving closure rates through continued refinement of product offerings, merchandise mix and store displays and appearances
Optimize store portfolio with Kitchen Collection
®
stores in strong outlet malls in well-
positioned locations and exit stores that do not generate acceptable return
Continue focus on gross margin, profit and cash flow improvement areas
o
Emphasis on increasing sales of higher-margin products
o
Maintain inventory efficiency and store inventory controls
o
Ongoing merchandising improvement through use of highly analytical merchandising skills and disciplined operating controls
KC Key Strategy Overview

Achieve a minimum operating profit margin target of 5%

KC Operational Highlights

Sales Per Store
Store Count
($ in thousands)
312
304
248
229
223
0
50
100
150
200
250
300
350
2012
2013
2014
2015
2016
$720.2
$644.7
$679.4
$659.4
$647.5
$0
$250
$500
$750
$1,000
2012
2013
2014
2015
2016

_____________________
(1)
2012, 2013 and 2014 include asset impairment charges of $0.7 million, $1.1 million and $0.9 million, respectively, without which the operating loss would have been $(3.8) million, $(9.8) million and $(6.2) million, respectively.
(2)
Cash flow before financing activities is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. The discussion of non-GAAP items and the related reconciliations to GAAP measures start on page 48.
KC Financial Highlights

Operating Profit (Loss)
Revenue
Net Income (Loss)
$224.7
$196.0
$168.5
$151.0
$144.4
$0
$100
$200
$300
2012
2013
2014
2015
2016
($ in millions)
($4.5)
($10.9)
($7.1)
$0.2
$0.4
($15)
($9)
($3)
$3
$9
2012
2013
2014
2015
2016
(1)
($ in millions)
($ in millions)
($3.1)
($6.9)
($4.6)
($0.4)
($0.4)
($9)
($6)
($3)
$0
$3
2012
2013
2014
2015
2016
Cash Flow Before Financing
(2)
($0.1)
($12.2)
$6.3
$10.8
$2.7
($15)
($10)
($5)
$0
$5
$10
$15
$20
2012
2013
2014
2015
2016
($ in millions)
(1)
(1)

kitchen
COLLECTION

NACCO Industries, Inc.

NORTH AMERICAN COAL CORPORATION

Hamilton Beach

kitchen COLLECTION

43 NACCO Industries Financial Update

2016 Highlights and Outlook
2016 Results
NACoal
Outlook
NACoal
performed as expected in 2016. While revenues decreased due
to the cessation of coal production at Centennial, net income improved
HBB’s net income increased substantially in 2016 despite a decrease in revenues primarily due to a shift in sales mix to higher-price and higher-
margin products and lower costs
KC held its small net loss on reduced revenues due to comparable store sales growth and the closure of unprofitable stores
Expected increase in tons sold and income before
income taxes in 2017 due to the start of production at
Bisti
Fuels and a new limerock
customer’s quarries, and
a full year of mining at Coyote Creek
Centennial loss is expected to moderate in 2017 as it
manages ongoing mine reclamation obligations
Long term
Seeks to maintain or improve the profitability of all
existing mining operations and achieve income growth
from development of new mining and services ventures
($ in thousands)
HBB Outlook
KC Outlook
Expected modest increase in near-term net income as a
result of increased distribution and execution of its
Strategic Initiatives
Long term
Well-positioned to continue its leadership position in the
small appliance industry
Targeting $750 million in sales and a minimum operating
profit margin of 10%
Revenues expected to decline modestly from 2016 as
KC continues to aggressively manage and reduce store
portfolio
2017 results expected to be comparable to 2016
Long term
Focus on smaller core group of profitable stores
Targeting a minimum operating profit margin of 5%

_____________________
(1)
EBITDA is a non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. The discussion of non-GAAP items and the related reconciliations to GAAP measures start on page 48.
2016
Full Year
As
Reported
%
Revenue
$856,438
100.0%
Operating Profit
$
41,715
4.9
%
Net Income
$
29,607
3.5
%
Cash Flow from
Operations
$
93,935
Adjusted
EBITDA
(1)
$
76,685

Why Invest in NACCO?
North American Coal has a unique coal business model:
–
Provides
mining
services
primarily
under
long-term
coal
contracts
which
eliminate
NACoal’s
exposure
to
market
fluctuations
of
coal
prices,
providing
steady
income and cash flow
–
Long-standing relationships with high-quality utility customers
–
Highly efficient mining capabilities provide customers with low-cost fuel
–
Diversification via multiple coal and limerock
operations and royalty income
Hamilton Beach Brands is a leading provider of a broad range of consumer housewares:
–
Leading retail market share positions in the small kitchen appliance market in North America
–
Strong heritage brands that resonate with consumers
–
Expansion into additional market segments with Wolf Gourmet
®
and Weston
®
brands
–
Extensive market access through strong relationships with leading retail customers across diverse channels
–
Economies of scale and industry-leading net working capital management drive strong returns on invested capital
Kitchen Collection is a niche market retailer:
–
Focused on outlet mall footprint
–
Wide variety of high-quality and affordable products
–
Cash generator with minimal capital investment
NACCO represents a strong, multi-industry company with leading, well-positioned businesses in mining, small appliances and specialty retail
NACCO
offers
strong
earnings
and
cash
flow
generation
capability,
with
clear
growth
and
profit
improvement
strategies
and
objectives
across
the
businesses

kitchen
COLLECTION

NACCO Industries, Inc.

NORTH AMERICAN COAL CORPORATION

Hamilton Beach

kitchen COLLECTION

46 Appendix

Risk Factors

The risks and uncertainties with respect to each subsidiary’s operations as referenced on page 2 of this document include, without limitation:
North American Coal: (1) changes in tax laws or regulatory requirements, including changes in mining or power plant emission regulations and health, safety or environmental legislation, (2) changes in costs related to geological conditions, repairs and maintenance, new equipment and replacement parts, fuel or other similar items, (3) regulatory actions, changes in mining permit requirements or delays in obtaining mining permits that could affect deliveries to customers, (4) weather conditions, extended power plant outages or other events that would change the level of customers' coal or limerock requirements, (5)
weather or equipment problems that could affect deliveries to customers, (6) changes in the power industry that would affect demand for North American
Coal's reserves, (7) changes in the costs to reclaim North American Coal mining areas, (8) costs to pursue and develop new mining opportunities, (9)
changes to or termination of a long-term mining contract, or a customer default under a contract, (10) the timing and pricing of transactions to dispose of assets at the Centennial operations, (11) delays or reductions in coal deliveries at North American Coal's newer mines, and (12) increased competition, including consolidation within the industry.
Hamilton Beach: (1) changes in the sales prices, product mix or levels of consumer purchases of small electric and specialty housewares appliances, (2)
changes in consumer retail and credit markets, (3) bankruptcy of or loss of major retail customers or suppliers, (4) changes in costs, including transportation costs, of sourced products, (5) delays in delivery of sourced products, (6) changes in or unavailability of quality or cost effective suppliers, (7) exchange rate fluctuations, changes in the import tariffs and monetary policies and other changes in the regulatory climate in the countries in which Hamilton Beach buys, operates and/or sells products, (8) product liability, regulatory actions or other litigation, warranty claims or returns of products, (9) customer acceptance of, changes in costs of, or delays in the development of new products, (10) increased competition, including consolidation within the industry and (11) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation.
Kitchen Collection: (1) increased competition, including through online channels, (2) shift in consumer shopping patterns, gasoline prices, weather conditions, the level of consumer confidence and disposable income as a result of economic conditions, unemployment rates or other events or conditions
that may adversely affect the number of customers visiting Kitchen Collection   stores, (3) changes in the sales prices, product mix or levels of consumer purchases of kitchenware and small electric appliances, (4) changes in costs, including transportation costs, of inventory, (5) delays in delivery or the unavailability of inventory, (6) customer acceptance of new products, (7) the anticipated impact of the opening of new stores, the ability to renegotiate existing leases and effectively and efficiently close under-performing stores and (8) changes in the import tariffs and monetary policies and other changes in the regulatory climate in the countries in which Kitchen Collection buys, operates and/or sells products.
®

Non-GAAP Disclosure

NACCO defines non-GAAP measures as follows:
Adjusted EBITDA is defined as net income before income taxes plus interest expense, interest income and depreciation, depletion and amortization expense;
Net
debt
is
defined
as
total
debt
less
cash
and
cash
equivalents;
Cash flow before financing is defined as net cash from operating activities plus net cash from investing activities;
Return
on
capital
employed
is
defined
as
net
income
before
interest
expense,
after
tax
divided
by
LTM
average
capital
employed.
LTM
average
capital
employed
is
defined
as
LTM
average
equity
plus
LTM
average
debt
less
LTM
average
cash;
and
Net
working
capital
is
defined
as
accounts
receivable
plus
inventories
less
accounts
payable.
For reconciliations from GAAP measurements to non-GAAP measurements see pages 49 to 55.
This presentation contains non-GAAP financial measures. Included in this presentation are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. generally accepted accounting principles
("GAAP").  Adjusted income and Adjusted EBITDA are measures of net income (loss) that differ from financial results measured in accordance with GAAP. The adjusted financial measures are U.S. GAAP financial measures adjusted to exclude Centennial.  Adjusted EBITDA, net debt, cash flow before financing, return on capital employed, net working capital and the adjusted financial measures in this presentation are provided solely as supplemental non-GAAP disclosures of operating results. Management believes these non-GAAP financial measures assist investors in understanding the results of operations of NACCO Industries, Inc. and its subsidiaries and aid in understanding comparability of results.  In addition, management evaluates results using these non-GAAP financial measures.

Non-GAAP Reconciliations

($ in thousands)
Adjusted
EBITDA
reconciliation
–
by
segment
2016  Full Year
North
American
Coal
Hamilton
Beach Brands
Kitchen
Collection
NACCO &
Other
Consolidated
Calculation of  Adjusted  EBITDA
Net income (loss)
$8,244
$26,557
$(355)
$(4,839)
$29,607
Centennial asset impairment charge
17,443
-
-
-
17,443
Income tax provision (benefit)
(8,212)
14,541
455
(1,921)
4,863
Interest expense
4,317
1,165
209
1
5,692
Interest income
(177)
-
-
(19)
(196)
Depreciation, depletion and amortization
expense
12,682
4,681
1,545
368
19,276
Adjusted EBITDA
$34,297
$46,944
$1,854
$(6,410)
$76,685
Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income, as defined by U.S. GAAP and should not be considered as a substitute for net income, or as an indicator of operating performance. NACCO defines Adjusted EBITDA as income (loss) before asset impairment charges and income tax provision (benefit), plus net interest expense and depreciation, depletion and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Non-GAAP Reconciliations (continued)

($ in thousands)
Cash Flow Before Financing
For the Year Ended December 31,
Hamilton Beach Brands
2012
2013
2014
2015
2016
Net cash provided by operating activities
$27,390
$40,754
$18,581
$13,941
$58,731
Net cash used for investing activities
(3,215)
(2,278)
(29,516)
(4,775)
(4,788)
Hamilton Beach Brands Cash Flow before Financing
$24,175
$38,476
$(10,935)
$9,166
$53,943
For the Year Ended December 31,
Kitchen Collection
2012
2013
2014
2015
2016
Net cash provided by (used for) operating activities
$3,754
$(10,071)
$7,097
     $12,548
     $3,833
Net cash used for investing activities
(3,852)
(2,113)
(792)
(1,768)
(1,137)
Kitchen Collection Cash Flow before Financing
$(98)
$(12,184)
$6,305
$10,780
$2,696

For the Year Ended December 31,
North American Coal
2012
2013
2014
2015
2016
Net cash provided by (used for) operating activities
$50,158
$29,525
$(6,082)
$95,925
$34,940
Net cash used for investing activities
  (56,320)
(56,185)
(44,143)
(1,512)
(3,916)
North American Coal Cash Flow before Financing
$(6,162)
$(26,660)
$(50,225)
$94,413
$31,024

For the Year Ended December 31,
Consolidated
2012
2013
2014
2015
2016
Net cash provided by operating activities
$74,335
$53,065
$19,799
$108,002
$93,935
Net cash used for investing activities
  (63,768)
(60,734)
(74,934)
(8,291)
(9,817)
Consolidated Cash Flow before Financing
$10,567
$(7,669)
$(55,135)
$99,711
$84,118

Non-GAAP Reconciliations (continued)

($ in thousands)
Net
Working
Capital
–
Hamilton
Beach
Brands
December 31,

2012
2013
2014
2015
2016
Accounts receivable, net
$94,899
$100,714
$108,908
$100,918
$102,131
Inventories, net
84,814
90,713
104,746
97,511
95,008
Less: Accounts payable
(82,800)
(97,912)
(103,399)
(81,590)
(102,051)
Net Working Capital
$96,913
$93,515
$110,255
$116,839
$95,088

Non-GAAP Reconciliations (continued)

($ in thousands)
Return
on
Capital
Employed
–
2012
&
2013
_____________________
(1)
Tax rate of 38% represents the Company's target marginal tax rate compared with 2012's effective income tax rate of 27.3%.
(2)
Tax rate of 38% represents the Company's target marginal tax rate compared with 2013's effective income tax rate of 20.2%.

North
American
Coal
Hamilton
Beach Brands
2012
2012 Average Equity (12/31/2011 and each of 2012’s quarter ends)
$96,132
$35,941
Plus: 2012 Average Debt  (12/31/2011 and each of 2012’s quarter ends)
109,019
45,502
Less: 2012 Average Cash  (12/31/2011 and each of 2012’s quarter ends)
(5,671)
(3,674)
Total 2012 average capital employed
$199,480
$77,769
2012 Net Income
$32,770
$21,200
Plus: 2012 Interest Expense
2,757
2,620
Less: Income taxes on 2012 interest expense at 38%
(1,048)
(1,001)
Return on total capital employed = net income before after-tax interest expense
$34,479
$22,824
Return on total capital employed percentage
17.3%
29.3%
2013
2013 Average Equity (12/31/2012 and each of 2013’s quarter ends)
$121,124
$48,740
Plus: 2013 Average Debt  (12/31/2012 and each of 2013’s quarter ends)
140,267
27,163
Less: 2013 Average Cash  (12/31/2012 and each of 2013’s quarter ends)
(1,242)
(1,779)
Total 2013 average capital employed
$260,149
$74,124
2013 Net Income
$31,926
$25,093
Plus: 2013 Interest Expense
3,086
1,278
Less: Income taxes on 2013 interest expense at 38%
(1,173)
(486)
Return on total capital employed = net income before after-tax interest expense
$33,839
$25,885
Return on total capital employed percentage
13.0%
34.9%
(2)
(1)

Non-GAAP Reconciliations (continued)

North
American
Coal
Hamilton
Beach
Brands
2014
2014 Average Equity (12/31/2013 and each of 2014’s quarter ends)
$139,791
$53,453
Plus: 2014 Average Debt  (12/31/2013 and each of 2014’s quarter ends)
179,841
32,284
Less: 2014 Average Cash  (12/31/2013 and each of 2014’s quarter ends)
(136)
(2,783)
Total 2014 average capital employed
$319,496
$82,954
2014 Net (Loss) income
$(50,977)
$23,144
Plus: 2014 Interest Expense, net
5,211
1,133
Less: Income taxes on 2014 interest expense at 38%
(1,980)
(431)
Return on total capital employed = net (loss) income before after-tax interest expense, net
$(47,746)
$23,846
Return on total capital employed percentage
14.9%
28.7%
2015
2015 Average Equity (12/31/2014 and each of 2015’s quarter ends)
$107,240
$51,541
Plus: 2015 Average Debt  (12/31/2014 and each of 2015’s quarter ends)
132,308
58,870
Less: 2015 Average Cash  (12/31/2014 and each of 2015’s quarter ends)
(2,886)
(1,373)
Total 2015 average capital employed
$236,662
$109,038
2015 Net Income
$5,619
$19,749
Plus: 2015 Interest Expense, net
4,545
1,775
Less: Income taxes on 2015 interest expense at 38%
(1,727)
(675)
Return on total capital employed = net income before after-tax interest expense, net
$8,437
$20,849
Return on total capital employed percentage
3.6%
19.1%
($ in thousands)
Return
on
Capital
Employed
–
2014
and
2015
_____________________
(1)
Tax rate of 38% represents the Company's target marginal tax rate compared with 2014's effective income tax rate of 50.2%.
(2)
Tax rate of 38% represents the Company's target marginal tax rate compared with 2015’s effective income tax rate of 11.4%.
(1)
(2)

Non-GAAP Reconciliations (continued)

($ in thousands)
Return
on
Capital
Employed
–
2016
_____________________
(1)
Tax rate of 38% represents the Company's target marginal tax rate compared with 2016’s effective income tax rate of 14.1%.

North
American
Coal
Hamilton
Beach
Brands
2016
2016 Average Equity (12/31/2015 and each of 2016’s quarter ends)
$110,554
$51,954
Plus: 2016 Average Debt  (12/31/2015 and each of 2016’s quarter ends)
108,020
40,167
Less: 2016 Average Cash  (12/31/2015 and each of 2016’s quarter ends)
(10,884)
(2,616)
Total 2016 average capital employed
$207,690
$89,505
2016 Net Income
$8,244
$26,557
Plus: 2016 Interest Expense, net
4,140
1,165
Less: Income taxes on 2016 interest expense at 38%
(1,573)
(443)
Return on total capital employed = net income before after-tax interest expense, net
$10,811
$27,279
Return on total capital employed percentage
5.2%
30.5%
(1)

NACCO Consolidated Reconciliation “As Reported” to Adjusted
                                                                                                           Year Ended

December 31,
        2016
Reconciliation of Adjusted Income
Net Income, as reported
$29,607
Adjustments to eliminate Centennial
17,159
Adjusted Income
$46,766
Non-GAAP Reconciliations (continued)

($ in thousands)
($ in thousands)
_____________________
Adjusted Income is a non-GAAP measure.  Adjusted Income is adjusted for the exclusion of Centennial, including the 2014 asset impairment charge, the 2015 charges associated with the decision to cease mining operations at Centennial and 2016 Centennial asset impairment charge and Alabama legal settlement.  Management believes  Adjusted Income assists the investor in understanding the results of operations of  NACCO Industries and NACoal and aids in understanding comparability of results.  In addition, management evaluates results using this non-GAAP measure.
NACoal
Reconciliation “As Reported” to Adjusted
Year Ended December 31
2013
2014
2015
2016
Reconciliation of Adjusted Income
Net Income (Loss), as reported
$31,926
$(50,977)
$  5,619
$  8,244
Adjustments to eliminate Centennial
10,316
78,941
21,684
17,159
Adjusted Income
$42,242
$27,964
$27,303
$25,403